Note 4 - Commitments	9 Months Ended
Sep. 30, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

4.            Commitments

Lease Agreement

We lease approximately 8,400 square feet of office and laboratory space located in Smyrna, Georgia (metropolitan Atlanta). As of September 30, 2013, our future minimum lease payments pursuant to the 62 month operating lease total $31,760 for the remainder of 2013 and $128,920 in 2014.

Other Commitments

In the normal course of business, we may enter into various firm purchase commitments related to production and testing of our vaccine material, conduct of our clinical trials, and other research-related activities. As of September 30, 2013, we had approximately $59,985 of unrecorded outstanding purchase commitments to our vendors and subcontractors, all of which we expect will be due in 2013.